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                                                                   Exhibit 10.13

                                                                  EXECUTION COPY

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                             SHAREHOLDERS AGREEMENT

                           Dated as of August 13, 1999

                                  By and Among

                        DYNACS ENGINEERING COMPANY, INC.
                                  ("COMPANY"),

                                RAMENDRA P. SINGH
                                  PETER LIKINS
                                 ROBERT SKELTON
                               JAVER E. BENAVENTE
                              JAYANT RAMAKRISHNAN
                                HARRY W. SCHUBELE
                                 RAVI VENUGOPAL
                                RAMESH VENUGOPAL
                           ("EXISTING SHAREHOLDERS"),

                                       And

                                  MICHAEL BURNS
                                 WILLIAM DALLAS
                                 JON FELTHEIMER
                          OFFENSE GROUP ASSOCIATES, LP
                                  ("INVESTORS")

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                                TABLE OF CONTENTS

                                                                            PAGE

1.     Definitions .........................................................   2
2.     Restrictions on Transfer ............................................   4
       (a)   General Restrictions ..........................................   4
       (b)   Closing of Permitted Transfers ................................   4
3.     Permitted Transfers of Shares .......................................   5
       (a)   Shareholder Transfers .........................................   5
       (b)   Transfers to Family Members, Trusts or Other Legal Entities ...   5
       (c)   Qualified Transferees .........................................   5
4.     Right of First Refusal ..............................................   6
       (a)   Transfer Notice ...............................................   6
       (b)   Acceptance ....................................................   7
       (c)   Allocation of Offered Shares ..................................   7
       (d)   Transfer to Subscribing Shareholders ..........................   7
       (e)   Transfer to Transferee ........................................   8
       CoSale Right in Sale of Voting Control ..............................   8
       (a)   Rights of CoSale ..............................................   8
       (b)   Exercise of CoSale Right ......................................   8
6.     Other Transfers of Shares ...........................................   9
       (a)    Involuntary Transfers ........................................   9
       (b)    Purchase Rights ..............................................  10
       (c)    Purchase Procedures ..........................................  10
       (d)    Determination of Fair Market Value of Shares Procedures ......  10
7.     Restrictive Endorsement on Share Certificates .......................  11
8.     Agreements of Certain Spouses .......................................  11
9.     Termination of Existing Agreements ..................................  11
10.    Board of Directors ..................................................  11
11.    Miscellaneous .......................................................  12
       (a)   Notices .......................................................  12
       (b)   Amendment .....................................................  12
       (c)   Termination ...................................................  12
       (d)   Waiver ........................................................  12


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       (e)    Equitable Relief .............................................  13
       (f)    Counterparts .................................................  13
       (g)    Construction .................................................  13
       (h)    Governing Law ................................................  13
       (i)    Benefit and Binding Effect ...................................  13
       (j)    Future Spousal Consents ......................................  13
       (k)    Further Assurances ...........................................  13

Exhibits:
Exhibit A                   --     Existing Shareholders and Outstanding Shares
Exhibit B                   --     Investors
Exhibit C                   --     Spousal Consent


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                             SHAREHOLDERS AGREEMENT

      THIS SHAREHOLDERS AGREEMENT (this "Agreement"), is made and entered into as of August 13, 1999, by and among DYNACS ENGINEERING COMPANY, INC., a Florida corporation (the "Company"), the shareholders of the Company whose names appear on Exhibit A to this Agreement (collectively referred to in this Agreement as the "Existing Shareholders" and each as an "Existing Shareholder"), and those persons whose names appear on Exhibit B to this Agreement (collectively referred to in this Agreement as the "Investors" and each as an "Investor"). The Existing Shareholders and the Investors are collectively referred to in this Agreement, together with all other persons who may hereafter become parties to this Agreement, as the "Shareholders".

                                    RECITALS

      A. As of the date of this Agreement, the Existing Shareholders own of record and beneficially the number of shares of common stock, par value $.001 per share, of the Company (the "Common Stock") set forth opposite their respective names on Exhibit A, constituting 100% of the outstanding equity securities of the Company.

      B. Upon consummation of the transactions contemplated by that certain Contribution and Exchange Agreement, dated as of August 12, 1999, by and among the Company, Cerulean FXs, Inc., a Florida corporation ("FX"), Cerulean Colorization, L.L.C., a Delaware limited liability company ("Cerulean"), and the Investors (the "Contribution Agreement"), Cerulean will become a wholly-owned subsidiary of FX, the Company will acquire 80,000 shares of common stock, par value $0.01 per share, of FX (the "FX Common Stock"), and the Investors will acquire an aggregate of 20,000 shares of FX Common Stock.

      C. Concurrently with or prior to the execution of this Agreement, the Company, Ramendra P. Singh and the Investors have executed that certain Exchange Agreement (the "Exchange Agreement") which provides, among other things, for the issuance to the Investors of shares of Common Stock in exchange for the shares of FX Common Stock held by the Investors upon the occurrence of certain events.

      D. It is a condition to the consummation of the transactions contemplated by the Contribution Agreement that this Agreement be entered into by the Company, the Existing Shareholders and the Investors.


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                                A G R E E M E N T

      NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and agreements contained in this Agreement, on the terms and subject to the conditions set forth in this Agreement, the parties to this Agreement agree as follows:

      1. Definitions Capitalized terms used in this Agreement and not defined in this Agreement shall have the meanings given those terms in the Contribution Agreement. Otherwise, the following terms have the following meanings, unless the context otherwise requires:

            "1998 Shareholders' Agreement" means that certain Shareholders' Agreement, dated October 21, 1998, among the Company, Ramendra P. Singh, Robert
E. Skelton, Peter Likins, Javier E. Benavente, Jayant Ramakrishnan, Harry W. Schubele III and Ravi Venugopal.

            "Affiliate" means, with respect to a specified Person, any Person that directly or indirectly through one or more intermediaries controls or is controlled by, or is under common control with, the specified Person.

            "Business day" means a day other than Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by law to close.

            "Buy-Sell Agreement" means that certain Buy-Sell Agreement, dated March, 1996, among the Company, Ramendra P. Singh, Robert E. Skelton and Peter Likins.

            "CoSale Period" and "CoSale Right" have the respective meanings set forth in Section 6 of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Shares" means the shares of Common Stock that may be issued by the Company to the Investors pursuant to the terms of the Exchange Agreement.

            "Fair Market Value" means (i) with respect to the Shares, the price determined pursuant to Section 6(d) of this Agreement; and (ii) with respect to any property other than the Shares with respect to which the fair market value is to be determined, the price of the property that a willing buyer would pay in an all-cash transaction with an equally willing seller in the event of a disagreement regarding the Fair Market Value of property other than the Shares, the resolution procedures of Section 6(d) shall apply.

            "Family Member" means, with respect to any Person, any descendant of the grandfather of the Person, the Person's spouse or any descendant of the grandfather of the Person's spouse.

            "FGCA" means the Florida General Corporation Act.


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            "Involuntary Transfer" and "Involuntary Transfer Event" shall have the respective meanings set forth in Section 6 of this Agreement.

            "Member Representative" shall have the meaning given such term in
Section 2.2 of the Contribution Agreement.

            "Offered Price", "Offered Shares", "Offered Terms and Conditions" and "Other Shareholders" have the respective meanings set forth in Section 4 of this Agreement.

            "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, incorporated organization or other entity.

            "pro rata" means, with respect to any determination, that the determination is based on the relative percentages of Shares then held by all of the Shareholders after giving pro forma effect to the issuance by the Company, and the ownership by the Investors, of all of the Exchange Shares at the time the determination is made, as if all of the Exchange Shares had been then issued.

            "Proposed Transferee" has the meaning set forth in Section 3(c) of this Agreement.

            "Qualified Public Offering" means the closing of (i) an underwritten public offering of the Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission under the Securities Act, or (ii) a merger of the Company with and into another entity pursuant to which the shareholders of the Company immediately prior to the effective date of the merger receive, upon consummation of the merger, shares of voting securities of the surviving entity or its parent that are registered under Section 12 of the Exchange Act and trade on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

            "Sale of Voting Control" means any transfer, or series of related transfers, of Shares to any Person who, in the aggregate with all Family Members and Affiliates of such Person, and any other Persons who are part of a syndicate or group (as defined in Section 13(d)(3) of the Exchange Act) with such Person, would (after giving effect to the transfer but disregarding any Shares held by the Person, his or her Family Members and Affiliates, and syndicate or group prior to the transfer) own Shares constituting more than 50% of the voting power of the then issued and outstanding Shares (after giving pro forma effect to the issuance by the Company, and the ownership by the Investors, of all of the Exchange Shares at the time the determination is made, as if all of the Exchange Shares had been then issued).

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" means any shares of Common Stock subject to this Agreement.

            "Stock Subscription Agreements" means, collectively, (i) that certain Stock Subscription Agreement, dated February 3, 1996, between the Company and Ravi Venugopal, (ii) that certain Stock Subscription Agreement, dated February 3, 1996, between the Company and Jayant Ramakrishnan, (iii) that certain Stock Subscription Agreement, dated February 3, between the


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Company and Harry W. Schubele, and (iv) that certain Stock Subscription
Agreement, dated February 3, 1996, between the Company and Javier Benavente.

            "transfer" means any sale, assignment, transfer, pledge, hypothecation, gift, encumbrance or other disposition of Shares.

            "Transferee", "Transferor" and "Transfer Notice" have the respective meanings set forth in Section 4 of this Agreement.

      2. Restrictions on Transfer.

            (a) General Restrictions. During the term of this Agreement, none of the Shares now owned or acquired after the date of this Agreement by any of the Shareholders may be transferred unless and until:

                  (i) the transfer of Shares shall be made in accordance with the provisions of this Agreement;

                  (ii) the proposed recipient of the Shares shall have delivered to the Company a signed counterpart of this Agreement or a written acknowledgment for the benefit of the parties to this Agreement, that the Shares to be received in the proposed transfer are subject to this Agreement and that the proposed recipient and his successors in interest are and will be bound by this Agreement and agree to comply with the provisions of this Agreement relating to the transferred Shares; and

                  (iii) the transfer shall have been made pursuant to an effective registration under the Securities Act and any applicable state securities laws, or an exemption from registration, and prior to any transfer the Shareholder proposing to transfer Shares shall have delivered to the Company
(A) notice describing the manner and circumstances of the proposed transfer (copies of which the Company shall furnish to each Shareholder following receipt of the notice by the Company) and (B) if requested by the Company, a written opinion of legal counsel, which shall be reasonably satisfactory to the Company and its counsel, to the effect that the proposed transfer of Shares may be effected without registration under the Securities Act and any applicable state securities laws.

ANY ATTEMPTED TRANSFER OF SHARES OTHER THAN IN ACCORDANCE WITH THIS AGREEMENT SHALL BE NULL AND VOID AND THE COMPANY MAY REFUSE TO (i) RECOGNIZE THE TRANSFER AND NOT REFLECT IN ITS RECORDS ANY CHANGE IN RECORD OWNERSHIP OF SHARES PURSUANT TO THE TRANSFER AND (ii) TREAT AS OWNER OF THE SHARES OR TO ACCORD THE RIGHT TO VOTE AS THE OWNER OF THE SHARES OR TO PAY DIVIDENDS TO ANY TRANSFEREE TO WHOM THE SHARES SHALL HAVE BEEN TRANSFERRED.

            (b) Closing of Permitted Transfers. The closing of any transfer of Shares permitted pursuant to this Agreement shall take place at the principal executive offices of the Company unless otherwise agreed by the parties involved in the transfer. Any Shareholder which


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transfers Shares shall (i) do all things and execute and deliver all papers as may be necessary or reasonably requested by the Company in order to consummate the transfer of the Shares, (ii) pay all amounts as may be required for any applicable stock transfer taxes, and (iii) pay to the Company any expenses reasonably incurred by the Company in connection with the transfer (including reasonable attorneys' fees).

      3. Permitted Transfers of Shares. Subject to Section 2 of this Agreement, any Shareholder may transfer Shares in accordance with the terms and conditions of this Section 3.

            (a) Shareholder Transfers. Any Shareholder may transfer any or all of his Shares as follows:

                  (i) to any third party, provided that (A) the transferee satisfies the requirements of Section 3(c) of this Agreement, (B) the Shares are first offered for sale to the Company and all other Shareholders in accordance with the procedures in Section 4 of this Agreement, and (C) if the transfer involves a Sale of Voting Control, it shall be made subject to the provisions of
Section 5 of this Agreement; except that the foregoing provisos shall not apply to a transfer to the Family Members of a Shareholder or a trust, investment fund or other legal entity pursuant to Section 3(b); or

                  (ii) to the Company.

            (b) Transfers to Family Members, Trusts or Other Legal Entities. Any Shareholder may transfer all or a portion of their respective Shares, by death or inter vivos, (i) to any of the Shareholder's Family Members, (ii) to any trust established solely for the benefit of the Shareholder or one or more of the Shareholder's Family Members, or to any legal entity in which the Shareholder or any of these Persons are the sole beneficial owners, or (iii) if the Shareholder is an investment fund, to any other investment fund in which the general partner or investment advisor of the Shareholder is the general partner or investment advisor of the other investment fund. Any Shares transferred to the executor of an estate, in the case of death, to any Family Member, or to any trust, investment fund or other legal entity described above in subsection
(ii) or (iii) of this paragraph, shall be subject to the provisions of this Agreement. No transfer of Shares may be made to any of the foregoing Persons unless and until the Person delivers to the Company a signed counterpart of this Agreement or a written acknowledgment that the Shares to be received in the proposed transfer are subject to this Agreement and that the Person and his successors in interest are bound by this Agreement and agree to comply with its terms. Any attempted transfer of Shares to any of the foregoing Persons other than in accordance with this Section 3(b) shall be null and void and the Company will refuse to recognize the transfer and not reflect in its records any change in record ownership of Shares pursuant to the transfer, and the Company will refuse to treat as owner of the Shares or to accord the right to vote as the owner or to pay dividends to any transferee to whom the shares shall have been transferred.

            (c) Qualified Transferees. Except as provided in Section 3(a)(ii) and/or Section 3(b), no Shareholder shall transfer any Shares pursuant to the provisions of this Agreement unless the person or group of related persons who collectively are the proposed transferee (the "Proposed


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Transferee") meets each of the following criteria and delivers a certificate executed by the Proposed Transferee and addressed to the Company and each of the Shareholders certifying that:

                  (i) the Proposed Transferee is not acting in concert with or on behalf of the transferor or any affiliate of the transferor with the purpose of evading, avoiding or impairing any of the Shareholders' rights of first refusal under Section 4 of this Agreement, co-sale rights under Section 5 of this Agreement or purchase rights under Section 6 of this Agreement.

                  (ii) the Proposed Transferee is acquiring the Shares for his own account and not as an agent, bailee or nominee or on behalf of any person or with a view toward resale of the Shares;

                  (iii) the Proposed Transferee is not engaged in a business substantially similar to or which is otherwise in competition with the then-existing businesses of the Company, nor serving as an employee, officer, director or stockholder, directly or indirectly and whether as principal, agent or employee or otherwise, of any entity engaged in such business, or acting alone or in association with any individual or any other entity carrying on, engaging in, employed by or taking part in, consulting or advising or owning, sharing in the earnings of, or financing, whether as lender, investor or otherwise, any entity engaged in such business; provided, that it shall be permissible for the Proposed Transferee to invest in stock, bonds or other securities of an entity competing with the Company if (A) the stock, bonds or other securities are listed on any national securities exchange or have been registered under Section 12(g) of the Exchange Act, and (B) the investment does not equal or exceed, in the case of any class of capital stock of any one issuer, 1% of the issued and outstanding shares of the capital stock, or, in the case of bonds or other securities, 1% of the aggregate principal amount thereof issued and outstanding; and

                  (iv) the Proposed Transferee has reviewed the Transfer Notice delivered to the Shareholders pursuant to Section 4(a) of this Agreement and represents that (A) the Transaction Notice is true and correct, (B) the offer referred to in the Transaction Notice constitutes a bona-fide offer to purchase the referenced shares, (C) the Proposed Transferee is ready, willing and able to consummate the transaction described in the Transaction Notice; and (D) the Transfer Notice contains a true and complete description of the material terms of all material contracts, agreements, understandings and other arrangements, oral or written, relating to the purchase of securities.

      4. Right of First Refusal. Other than (i) a transfer under Section 3(a)(ii) to the Company, or (ii) a transfer under Section 3(b) to the Family Members of a Shareholder or a trust, investment fund or other legal entity described in Section 3(b), Shares may be sold to any person or group of related persons (collectively, the "Transferee") only after compliance with the provisions of this Section 4 and in accordance with the other provisions of this Agreement.

            (a) Transfer Notice. Any Shareholder proposing to make a transfer of Shares (the "Transferor") shall deliver a written notice of the proposed transfer (the "Transfer Notice") to the Company and to each of the other Shareholders entitled to receive an offer to purchase under the provisions of this Agreement (the "Other Shareholders"). The Transfer Notice shall contain a description of the proposed transaction and the terms of the proposed transaction, including (i) the number of Shares to be transferred (the "Offered Shares"), (ii) the name of the Transferee, including,


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specifically, the name of each person to whom or in favor of whom the proposed transfer is to be made, (iii) the per share price at which the Offered Shares are proposed to be sold to the Transferee (the "Offered Price"), (iv) the terms of payment of the Offered Price and the other terms and conditions to the proposed sale to the Transferee (the "Offered Terms and Conditions"), and (iv) an offer to the Company and the Other Shareholders to sell to them the Offered Shares on the same terms and conditions as contained in the Transfer Notice. Notwithstanding the foregoing, if the proposed sale of the Offered Shares to the Transferee provides for consideration other than solely cash and/or promissory notes, the Company and the Other Shareholders shall have the right to purchase the Shares for, in lieu of the consideration, cash in an amount equal to the Fair Market Value of the consideration and in such case, the Transfer Notice shall state the Transferor's estimate of the Fair Market Value of the consideration, which shall be binding upon the Transferee (but not the Company or the Other Shareholders).

            (b) Acceptance. The offer may be accepted only by giving written notice of acceptance to the Transferor within 30 days of receipt of the Transfer Notice. Each of the Other Shareholders who accept the offer (the "Subscribing Shareholders") shall also deliver a copy of their notice of acceptance to the Company. A Subscribing Shareholder may subscribe in its acceptance for any portion or all of the Offered Shares.

            (c) Allocation of Offered Shares. The number of Offered Shares purchased by the Company and each Subscribing Shareholder shall be determined as follows:

                  (i) the Company shall have the right to purchase all or any portion of the Offered Shares;

                  (ii) each Other Shareholder shall have the right to purchase his pro rata share of an amount of Shares equal to the Offered Shares minus the number of Shares purchased by the Company;

                  (iii) if any Offered Shares remain unallocated and all subscriptions from Subscribing Shareholders have not been filled, the balance of the unallocated Offered Shares shall be iteratively offered and allocated pro rata by the Company among the Subscribing Shareholders whose subscriptions have not been filled until either all the Offered Shares have been allocated or all subscriptions have been filled.

            (d) Transfer to Subscribing Shareholders. If the Offered Shares have been fully subscribed for, the Company shall give written notice to that effect to the Transferor and all Subscribing Shareholders, stating the number of Offered Shares allocated to the Company and each Subscribing Shareholder, and the transfer of the Offered Shares shall thereafter be effected between the Transferor, the Company and the Subscribing Shareholders upon all of the applicable terms and conditions set forth in the Transfer Notice.

            (e) Transfer to Transferee. If the Company and the Subscribing Shareholders, in the aggregate, have not elected to purchase all of the Offered Shares, the Company shall give written notice to that effect to the Transferor and all Subscribing Shareholders, the subscriptions of the Company and each of the Subscribing Shareholders shall automatically be void, and, subject to the


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provisions of Section 5 of this Agreement, the Transferor may sell the Offered
Shares to the Transferee, provided, that the sale is consummated within 60 days of the date the Transfer Notice was received by the Company, and provided, further, that the sale is in accordance with all the Offered Terms and Conditions (or otherwise on terms and conditions of the transaction no more favorable to the Transferee than the terms and conditions on which the Offered Shares were proposed to be sold to the Company or the Other Shareholders, as set forth in the Transfer Notice) and upon the terms and conditions set forth in this Agreement. If the Transferor does not consummate the sale of the Offered Shares to the Transferee within said 60 day period, the Offered Shares will thereafter again be subject to this Section 4.

      5. CoSale Right in Sale of Voting Control

            (a) Rights of CoSale. If at any time a Transferor, acting alone or with his Family Members or Affiliates, proposes to transfer Shares in a Sale of Voting Control to a Transferee, and the Company and the Other Shareholders are not purchasing the Shares pursuant to the provisions of Section 4 above, each Other Shareholder which notifies the Transferor in writing within 20 days (the "CoSale Period") after receipt of the notice from the Company described in
Section 4(e) above, shall have the right (the "CoSale Right") to sell to the Transferee at the Offered Price and upon the Offered Terms and Conditions a portion of the number of Shares the Transferor proposes to sell to the Transferee that is equal to (i) the number of Shares owned by the Other Shareholder and any of his or its Family Members and Affiliates, multiplied by
(ii) a fraction equal to (x) the number of Shares proposed to be sold to the Transferee by the Transferor and any of his Family Members and Affiliates, divided by (y) the total number Shares owned by the Transferor and any of his Family Members and Affiliates; whereupon the Transferor will assign so much of its interest in the agreement of sale as each Other Shareholder shall be entitled to and shall request pursuant to this Section 5(a), the number of Shares to be sold by the Transferor will be reduced by the aggregate number of Shares to be sold by each Other Shareholder, each Other Shareholder will assume the part of the obligations of the Transferor under the agreement of sale as shall relate to the sale of securities by the Other Shareholder and the Transferor shall not sell any Shares to the Transferee unless the Transferee concurrently purchases the appropriate number of Shares from each Other Shareholder who has exercised his or its right to sell under this Section 5(a).

            (b) Exercise of CoSale Right. Each of the Other Shareholders who exercises his or its CoSale Right by delivering to the Transferor during the CoSale Period notice of intent to exercise shall include in the notice the number of Shares that the Other Shareholder elects to transfer, which number may not, without the consent of the Transferor, exceed the number of Shares the Other Shareholder is permitted to sell pursuant to the CoSale Right. At the closing of the transfer, each Other Shareholder must provide for sale to the Transferee, free and clear of all liens and rights of third parties, the one or more certificates, properly endorsed for transfer or accompanied by stock powers duly executed in blank, which represent the number of Shares which the Other Shareholder elects to transfer pursuant to the exercise of his or its CoSale Right. In the event the certificate or certificates representing the Shares evidences a greater number of Shares than that elected to be transferred, the Other Shareholder shall deliver the certificate or certificates to the Company prior to the closing of the transfer with instructions for the Company to promptly re-issue new certificates in proper denominations to effect the transfer. Each Other Shareholder agrees to make the representations and warranties regarding the Company and its Subsidiaries and his or its ownership


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of the Shares as the Transferor may be required to make to the Transferee, provided, such representations and warranties shall be reasonably acceptable to the Other Shareholder and provided, further, that the Other Shareholder's liabilities for breach of the representations and warranties shall be limited to the Other Shareholder's proceeds of the sale of his or its Shares pursuant to the exercise of the CoSale Right, and provided, further, that if any Other Shareholder is not involved in the business of the Company, any representations or warranties that the Other Shareholder is required to make to the Transferee with respect to the business of the Company shall be limited to the best knowledge of the Other Shareholder.

      6. Other Transfers of Shares.

            (a) Involuntary Transfers. Any one or more of the following events or conditions ("Involuntary Transfers") shall be deemed to constitute an offer to transfer Shares held by any Shareholder:

                  (i) the event that (A) the Shareholder is adjudicated a bankrupt, or (B) any action of any nature whatsoever (whether voluntary or involuntary) is taken for the Shareholder's relief under any bankruptcy, reorganization, receivership, liquidation, insolvency, compromise, arrangement or moratorium statute, law or regulation, whether now in force or hereafter enacted, or (C) any assignment is made for the benefit of the Shareholder's creditors, or (D) any petition (whether voluntary or involuntary) is made or filed for the appointment of a receiver, liquidator, trustee or custodian for any of the Shareholder's assets, or if any receiver, liquidator, trustee or custodian for any of the Shareholder's assets is appointed, and the petition or the receiver, liquidator, trustee or custodian is not withdrawn or discharged within 30 days from the date of filing, making or appointment, or (E) the Shareholder acknowledges in writing that he or it has become unable to pay its debts as they become due, or (F) the Shareholder is dissolved or its business is substantially terminated for any reason whatsoever;

                  (ii) a determination that the Shareholder is incompetent, and for this purpose an individual shall be deemed to be incompetent one year following the occurrence, without subsequent revocation or annulment within the one year period, of any of the following actions: (a) a conservator of the person or estate has been appointed for the individual, (b) a court with jurisdiction has determined that the individual is incompetent or lacks capacity, or (c) two licensed physicians have certified in writing that in their opinion the individual is substantially unable to manage his or her financial resources or resist fraud or undue influence; or

                  (iii) any other event which, were it not for the provisions of this Agreement, would cause any Shares, or any interest therein, to be transferred, for consideration or otherwise, to any person, whether voluntarily, involuntarily, or by operation of law under circumstances not constituting approved means of transfer under this Agreement.

Nothing in this Section 6(a) shall be deemed to authorize any transfer not expressly permitted under Section 3 of this Agreement. Any purported transfer of any Shares in violation of any of the provisions of this Agreement shall be void and shall not be recognized by the Company and the purported transferee shall not be entitled to vote or receive any dividends on or distributions or payments with respect to the Shares.


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            (b) Purchase Rights. Upon the occurrence of any event specified in
Section 6(a) (an "Involuntary Transfer Event"), first the Company and then the other Shareholders pro rata shall have the right to purchase the Shares as if the Shareholder had made an offer to sell the Shares.

            (c) Purchase Procedures. Within 90 days after the occurrence of an Involuntary Transfer Event, the Shareholder or his trustee in bankruptcy, personal representative, conservator, or guardian (as appropriate) shall give notice to the Company of the Involuntary Transfer Event, specifying the date of the event and describing in reasonable detail the nature of the Involuntary Transfer Event and the number of Shares affected. The notice shall be deemed to be an offer to sell the Shares affected by the Involuntary Transfer Event first to the Company and then the Other Shareholders pro rata at a price, in cash, equal to the Fair Market Value of the Shares. If the Company has not received the notice required by this Section 6(c), upon the expiration of the 90-day period, any shareholder, director or officer of the Company who has knowledge of the event may give notice to the Company at any time, and each Shareholder hereby agrees that any such notice shall be deemed to be an offer on behalf of the Shareholder or his estate to sell the Shares affected by the event delivered as required by the first sentence of this Section 6(c). The offer to sell the Shares affected by the event may be accepted by the Company at any time within 30 days after receipt of the offer by the Company. If the Company does not elect to purchase all of the Shares, any remaining Shares affected by the event shall be offered to the other Shareholders in accordance with the allocation procedures set forth in Section 4(c) of this Agreement. The Company and, if the Company declines to purchase all of the Shares, the other Shareholders shall have the right to purchase all or any portion of the Shares offered for sale pursuant to this Section 6(c).

            (d) Determination of Fair Market Value of Shares Procedures. At the time the Company or, if the Company declines to exercise the option for any reason, a Shareholder (in either case, a "Purchaser") first exercises its option to purchase Shares from a Shareholder under this Section 6, the Purchaser shall submit to the Shareholder or his estate a written estimate of the per share Fair Market Value of the Common Stock. The valuation shall be conclusive on the Shareholder unless the Shareholder responds in a like manner within 30 days following receipt of the Purchaser's estimate. If the Shareholder and the Purchaser do not reach agreement as to the per Share Fair Market Value within 45 days following the Purchaser's exercise of its option to purchase, the determination of the per share Fair Market Value shall be made by arbitration. Only one arbitration proceeding may be conducted pursuant to this Section 6(d) in connection with each sale of Shares upon an Involuntary Transfer Event. Once arbitration proceedings have been commenced under this Section 6(d), no other Purchaser may bring arbitration proceedings in connection with the same transaction unless the arbitration proceedings are terminated without a determination of Fair Market Value. To institute arbitration proceedings, the Purchaser shall appoint an independent qualified appraiser, and notify the Shareholder and the other Shareholders of his or its election. If the Shareholder does not deliver written notice of appointment of another independent qualified appraiser within 10 days after receipt of the Purchaser's notice, the Purchaser's appraiser shall determine Fair Market Value. If the Shareholder delivers the notice, the two appraisers shall appoint a third independent qualified appraiser who shall determine the Fair Market Value. The determination of the Fair Market Value completed in the manner provided in this
Section 6(d) shall be conclusive and binding upon the Shareholder and the Purchaser, and all other parties to this Agreement. In no event, however, shall the Fair Market Value determined by the arbitrator or arbitrators be outside of the range of estimates of the Fair Market Value submitted by the Purchaser and the Shareholder. The cost of the appraisal shall be paid by the party whose estimate of Fair Market Value most varies from the value determined by the arbitrator (or if the parties' estimates vary equally, the cost of the appraisal share be borne equally between them). In connection with these valuations, the Company will, on a confidential basis, deliver or provide access to each appraiser of all information reasonably requested by the appraiser in order to determine the Fair Market Value.

      7. Restrictive Endorsement on Share Certificates. The face of each certificate representing Shares now or hereafter held by a Shareholder shall be stamped with a legend in substantially the following form:

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED."

      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT DATED AS OF AUGUST 13, 1999, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO ANY PROSPECTIVE PURCHASERS ON REQUEST. THE SHAREHOLDERS AGREEMENT PROVIDES, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE."

      8. Agreements of Certain Spouses. This Agreement has been executed by the respective spouses (the "Spouses") of the married Shareholders who are residents of the State of California, each of whom may claim a community property or other interest in the Shares from time to time held by his spouse (the "Community Shares"). Each Spouse hereby represents and agrees that he or she has read and understands the provisions of this Agreement and the effect of the provisions on any community property or other interest he or she may have in the Community Shares, including, among other things, the options of the Company and the Shareholders other than his or her spouse to purchase the Shares pursuant to this Agreement and the restrictions on Transfer of the Shares pursuant to
Section 2 of this Agreement.

      9. Termination of Existing Agreements. Effective as of the date of this Agreement, each and every provision of the 1998 Shareholders' Agreement and the Buy-Sell Agreement, and Sections 6 through 19 of each of the Stock Subscription Agreements, shall terminate and be of no further force or effect.

      10. Board of Directors. The Company and the Existing Shareholders agree to use their best efforts to cause two nominees designated by the Member Representative to be elected and continued in office as directors of each of the Company and FX until a Qualified Public Offering and for so long as the Holders own in the aggregate at least 5% of the outstanding shares of Company Common Stock assuming (if the Exchange has not previously occurred) the issuance by the Company of the Exchange Shares to the Holders effective as of the record date established by the Board of Directors of the Company for determining the shares of Company Common Stock entitled to vote for the election of directors. The Company and the Existing Stockholder will use their best efforts to cause the two nominees to be elected or appointed to the Board of Directors of each of the Company and FX within 30 days following the date of this Agreement.

      11. Miscellaneous

            (a) Notices. Any and all notices, designations, consents, offers, acceptances, or any other communications provided for in this Agreement shall be given in writing by hand delivery or registered or certified mail which shall be addressed, (i) in the case of the Company, to 5111 U.S. Highway 19 North, Suite 300, Palm Harbor, Florida 34684, Attn: President, and (ii) in the case of any Shareholder, to the address of the party in records of the Company (or to such other addresses as may be designated by the party). Except as otherwise provided in this Agreement, each notice shall be deemed given at the time it is received.

            (b) Amendment. Except as hereinafter provided no change or modification of this Agreement shall be valid unless the same shall have been in writing and signed by (i) all of the Shareholders and (ii) the Company. This Agreement shall be automatically amended to include any additional Shareholders who execute a counterpart of this Agreement.

            (c) Termination. This Agreement shall terminate and expire on the earliest to occur of (i) a Qualified Public Offering, and (ii) January 15, 2029; provided, however, that this Agreement may be terminated at any time by an instrument in writing signed by (x) all of the Shareholders and (y) the Company; and provided, further, however, that the term of this Agreement may be extended beyond January 15, 2029 if, at any time prior to such date, all of the parties extend its duration for as many additional periods as they may desire. Whenever the restrictions imposed hereby shall terminate, as hereinabove provided, the holder of the Shares as to which such restrictions shall have terminated shall be entitled to receive from the Company, without expense, a new stock certificate or certificates not bearing the restrictive legend set forth in this Agreement, and not containing any other reference to the restrictions imposed hereby.

            (d) Waiver. No failure or delay on the part of the Shareholders or any of them in exercising any right, power or privilege hereunder, and no course of dealing between the Company and the Shareholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies in this Agreement expressly provided are cumulative and not exclusive of any rights or remedies which the Shareholders or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Shareholders or any of them to take any other or further action in any circumstances without notice or demand.

            (e) Equitable Relief. The parties to this Agreement agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

            (f) Counterparts. This Agreement maybe executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            (g) Construction. When necessary, the masculine shall include the feminine or neuter and the singular shall include the plural and vice versa.

            (h) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of California, without regard to conflicts of law principles thereof.

            (i) Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns, and each of the Shareholders and their respective executors, administrators and personal representatives and heirs and their successors and assigns. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts thereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part of this Agreement. Except as expressly provided above, this Agreement does not create, and shall not be construed to create, any rights enforceable by any person not a party to this Agreement.

            (j) Future Spousal Consents. Each Shareholder who is a resident of the State of California and is not presently married agrees to use his best efforts to cause any future spouse to execute and deliver to the Company a signed counterpart of the spousal consent attached to this Agreement as Exhibit C.

            (k) Further Assurances. Each party to this Agreement agrees to perform any further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement, including without limitation any voting trust agreement or irrevocable proxy, that may be required to secure performance of any Shareholder's duties under this Agreement or assure the legal, binding effect of the provisions of this Agreement under the Florida General Corporation Act in each case as the same may from time to time be amended.

      IN WITNESS WHEREOF, the parties to this Agreement have signed this Agreement as of the day and year first above written.

                                        DYNACS ENGINEERING COMPANY INC.,
                                        a Florida corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Ramendra P. Singh
                                        Its: President


                                        THE EXISTING SHAREHOLDERS

                                        /s/ Ramendra P. Singh
                                        ----------------------------------------
                                        Ramendra P. Singh

                                        ----------------------------------------
                                        Peter Likins

                                        ----------------------------------------
                                        Robert Skelton

                                        /s/ Javier E. Benavente
                                        ----------------------------------------
                                        Javier E. Benavente

                                        /s/ Javant Ramakrishnan
                                        ----------------------------------------
                                        Javant Ramakrishnan

                                        /s/ Harry W. Shubele III
                                        ----------------------------------------
                                        Harry W. Shubele III

                                        /s/ Ravi Venugopal
                                        ----------------------------------------
                                        Ravi Venugopal

                                        ----------------------------------------
                                        Ramesh Venugopal

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties to this Agreement have signed this Agreement as of the day and year first above written.

                                        DYNACS ENGINEERING COMPANY INC.,
                                        a Florida corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Ramendra P. Singh
                                        Its: President


                                        THE EXISTING SHAREHOLDERS

                                        ----------------------------------------
                                        Ramendra P. Singh

                                        /s/ Peter Likins
                                        ----------------------------------------
                                        Peter Likins

                                        ----------------------------------------
                                        Robert Skelton

                                        ----------------------------------------
                                        Javier E. Benavente

                                        ----------------------------------------
                                        Javant Ramakrishnan

                                        ----------------------------------------
                                        Harry W. Shubele

                                        ----------------------------------------
                                        Ravi Venugopal

                                        ----------------------------------------
                                        Ramesh Venugopal

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties to this Agreement have signed this Agreement as of the day and year first above written.

                                        DYNACS ENGINEERING COMPANY INC.,
                                        a Florida corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Ramendra P. Singh
                                        Its: President


                                        THE EXISTING SHAREHOLDERS

                                        ----------------------------------------
                                        Ramendra P. Singh

                                        ----------------------------------------
                                        Peter Likins

                                        /s/ Robert Skelton
                                        ----------------------------------------
                                        Robert Skelton

                                        ----------------------------------------
                                        Javier E. Benavente

                                        ----------------------------------------
                                        Javant Ramakrishnan

                                        ----------------------------------------
                                        Harry W. Shubele

                                        ----------------------------------------
                                        Ravi Venugopal

                                        ----------------------------------------
                                        Ramesh Venugopal

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties to this Agreement have signed this Agreement as of the day and year first above written.

                                        DYNACS ENGINEERING COMPANY INC.,
                                        a Florida corporation

                                        By: /s/ Ramendra P. Singh
                                           -------------------------------------
                                           Ramendra P. Singh
                                        Its: President


                                        THE EXISTING SHAREHOLDERS

                                        ----------------------------------------
                                        Ramendra P. Singh

                                        ----------------------------------------
                                        Peter Likins

                                        ----------------------------------------
                                        Robert Skelton

                                        ----------------------------------------
                                        Javier E. Benavente

                                        ----------------------------------------
                                        Javant Ramakrishnan

                                        ----------------------------------------
                                        Harry W. Shubele

                                        ----------------------------------------
                                        Ravi Venugopal

                                        /s/ Ramesh Venugopal
                                        ----------------------------------------
                                        Ramesh Venugopal

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                             [SIGNATURES CONTINUED]

                                        INVESTORS

                                        /s/ Michael Burns
                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By:   Kaim NT, LP
                                        Its:  General Partner

                                        By: ____________________________________

                                        Its: ___________________________________

                             [SIGNATURES CONTINUED]

                                        INVESTORS

                                        ----------------------------------------
                                        Michael Burns

                                        /s/ William Dallas
                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By:   Kaim NT, LP
                                        Its:  General Partner

                                        By: ____________________________________

                                        Its: ___________________________________

                             [SIGNATURES CONTINUED]

                                        INVESTORS

                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        /s/ Jon Feltheimer
                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By:   Kaim NT, LP
                                        Its:  General Partner

                                        By: ____________________________________

                                        Its: ___________________________________

                             [SIGNATURES CONTINUED]

                                        INVESTORS

                                        ----------------------------------------
                                        Michael Burns

                                        ----------------------------------------
                                        William Dallas

                                        ----------------------------------------
                                        Jon Feltheimer


                                        OFFENSE GROUP ASSOCIATES, LP

                                        By:   Kaim NT, LP
                                        Its:  General Partner

                                        By: /s/
                                           -------------------------------------

                                        Its: ___________________________________

                                 SPOUSAL CONSENT

      The undersigned, Laurie Demarest, acknowledges that she has read the foregoing dated as of August 13, 1999 (the "Agreement"), and she knows the contents thereof. The undersigned is aware that by the provisions of the Agreement she agrees to sell a portion or all shares of Common Stock of Dynacs Engineering Company, Inc., a Florida corporation (referred to in the Agreement as the "Company"), including any interest she may have in such shares (marital or otherwise), if any, which would be equivalent to a spousal interest by virtue of her relationship with Jon Feltheimer, upon the occurrence of certain events, and the undersigned hereby consents to such sale and agrees to be bound by each and every provision of the Agreement.

                                        /s/ Laurie Demarest
                                        ----------------------------------------
                                        Name:

                                 SPOUSAL CONSENT

      The undersigned, BJ. Dallas acknowledges that she has read the foregoing dated as of August 13, 1999 (the "Agreement"), and she knows the contents thereof. The undersigned is aware that by the provisions of the Agreement she agrees to sell a portion or all shares of Common Stock of Dynacs Engineering Company, Inc., a Florida corporation (referred to in the Agreement as the "Company"), including any interest she may have in such shares (marital or otherwise), if any, which would be equivalent to a spousal interest by virtue of her relationship with William Dallas, upon the occurrence of certain events, and the undersigned hereby consents to such sale and agrees to be bound by each and every provision of the Agreement.

                                        /s/ Beverly J. Dallas
                                        ----------------------------------------
                                        Name:

                                    EXHIBIT B

                                    INVESTORS

                    ----------------------------------------
                                  Michael Burns
                    ----------------------------------------
                                 William Dallas
                    ----------------------------------------
                                 Jon Feltheimer
                    ----------------------------------------
                          Offense Group Associates, LP
                    ----------------------------------------


                                   Exhibit B

                                    EXHIBIT C

                                 SPOUSAL CONSENT

      The undersigned, ______________________ acknowledges that she has read the foregoing Shareholders Agreement, dated as of________________ 1999 (the "Agreement"), and she knows the contents thereof. The undersigned is aware that by the provisions of the Agreement she agrees to sell a portion or all shares of Common Stock of Dynacs Engineering Company, Inc., a Florida corporation (referred to in the Agreement as the "Company"), including any interest she may have in such shares (marital or otherwise), if any, which would be equivalent to a spousal interest by virtue of her relationship with _____________, upon the occurrence of certain events, and the undersigned hereby consents to such sale and agrees to be bound by each and every provision of the Agreement.


                                        ----------------------------------------
                                        Name:


                                    Exhibit C